                                                                   EXHIBIT 99.10

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Gregory W. Penske, hereby consent to be named as a person about to become a director of International Speedway Corporation in the Registration Statement on Form S-4 (the "Registration Statement") of International Speedway Corporation.

                                            /s/ GREGORY W. PENSKE
                                          --------------------------------------
                                            Gregory W. Penske

Dated: June 21, 1999

                                                                   EXHIBIT 99.10

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Walter Czarnecki, hereby consent to be named as a person about to become a director of International Speedway Corporation in the Registration Statement on Form S-4 (the "Registration Statement") of International Speedway Corporation.

                                          /s/ WALTER CZARNECKI
                                          --------------------------------------
                                          Walter Czarnecki

Dated: June 21, 1999

                                                                   EXHIBIT 99.10



             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR



     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Walter Czarnecki, hereby consent to be named as a person about to become a director of International Speedway Corporation in the Registration Statement on Form S-4 (the "Registration Statement") of International Speedway Corporation.



                                          /s/ WALTER CZARNECKI

                                          --------------------------------------

                                          Walter Czarnecki



Dated: June 21, 1999